UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                November 17, 2005

                           USANA HEALTH SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

           Utah                                              87-0500306
(State or other jurisdiction of                     (IRS Employer Identification
       incorporation)                                          Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

On November 17, 2005, USANA Health Sciences, Inc. issued a press release announcing that its board of directors has authorized an additional $50 million for share repurchases of its outstanding common stock. The release also announced that share repurchases will be made from time-to-time, in the open market, through block trades or otherwise, and will be based on market conditions, the level of cash balances, general business opportunities, and other factors. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The company will also post this document on its corporate website, www.usanahealthsciences.com, under the "investors" link.


Item 9.01   Financial Statements and Exhibits (furnished herewith)

            (d) Exhibits

Exhibit 99.1 Press release issued by USANA Health Sciences, Inc. dated November 17, 2005



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    USANA HEALTH SCIENCES, INC.



                                                    By:  /s/ Gilbert A. Fuller
                                                         -----------------------
                                                         Gilbert A. Fuller,
                                                         Chief Financial Officer

Date: November 18, 2005


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